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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 18, 2006
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                                   AMTROL INC.
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               (Exact Name of Registrant as Specified in Charter)

        RHODE ISLAND                   0-20328                   05-0246955
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

                   1400 DIVISION ROAD, WEST WARWICK, RI 02893
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               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code     (401) 884-6300
                                                  ------------------------------

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers

Effective January 18, 2006, AMTROL Inc. (the "Company") announced that Albert D. Indelicato resigned as President, Chairman of the Board and Chief Executive Officer of the Company. The Board of Directors named Larry T. Guillemette to succeed Mr. Indelicato as Chairman of the Board, President and Chief Executive Officer of the Company.

In addition, the Board of Directors also named Joseph L. DePaula as Executive Vice President, Chief Financial Officer, Treasurer and Secretary.

Mr. Guillemette, age 50, was Executive Vice President, Chief Financial Officer and Treasurer of the Company from August 2000 through January 2006. Mr. Guillemette joined the Company in 1998 as Executive Vice President-Marketing and Business Development. Prior to joining the Company, Mr. Guillemette was President and Chief Executive Officer of Balcrank Products, Inc.

Joseph L. DePaula, age 51, was Vice President-Finance and Corporate Controller of the Company since April 2001 and became Secretary of the Company in 2005. Prior to joining the Company, Mr. DePaula served as Chief Financial Officer of Semi-Alloys Co.

In tendering his resignation, Mr. Indelicato cited personal reasons and did not indicate any material disputes or disagreements with the Company or the Company's Board of Directors.

A copy of the Company's press release containing the Company's announcement is attached as Exhibit 99.1 and is incorporated herein by reference.



EXHIBIT INDEX
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     Exhibit No.         Description
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       99.1              Press Release dated January 24, 2006

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SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 AMTROL INC.


Date:   January 24, 2006                    By: /s/LARRY T.GUILLEMETTE
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                                                Larry T. Guillemette,
                                                Chairman of the Board,
                                                President and Chief Executive
                                                Officer